SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company’s Telephone Number)

____________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD

On June 1, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), issued a press release which specifies that on May 31, 2017, the Company completed its Proof of Concept flight tests in Roswell, New Mexico. The Proof of Concept flight tests were performed using two Boeing 767s and a temporary mobile mast system, emulating a ground station. When all of the data have been received from the participants in those Proof of Concept flight tests, the Company will provide the results of those flight tests.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	99.1	Press Release dated June 1, 2017, announcing the completion of Proof of Concept flight tests.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: June 1, 2017	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and director

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated June 1, 2017, announcing the completion of Proof of Concept flight tests.

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